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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 10, 2004


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 7.01  REGULATION FD DISCLOSURE

Starting on November 10, 2004 and throughout the rest of the month, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 10, 2004


                                  MAVERICK TUBE CORPORATION


                                  By: /s/ Pamela G. Boone
                                      -----------------------------------------
                                      Pamela G. Boone
                                      Vice President - Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on November 10, 2004.

                                                                    Exhibit 99.1
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                                     [LOGO]

                                    MAVERICK

                              INVESTOR PRESENTATION

Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of value-added oil service products throughout the world.

                                                                  November  2004
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Forward Looking Statements
--------------------------

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation:

o    oil and gas drilling activity;

o    steel price volatility;

o    domestic and foreign competitive pressures;

o    fluctuations in industry-wide inventory levels;

o    the presence or absence of governmentally imposed trade restrictions;

o consequences of significant changes in interest rates and currency exchange rates;

o    asserted and unasserted claims;

o    potential internal control deficiencies; and

o those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                               2
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Non-GAAP Financial Matters
-------------------------

In the presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies.


                             NON-GAAP RECONCILITAION


EBITDA                                      YTD 9/30/04           YTD 9/30/03
------                                      ------------------------------------
Earnings from Operations                     $ 260,338                $  21,456
  Depreciation                               $  17,876                $  15,561
  Amortization                               $   2,104                $   1,172
                                            ------------------------------------
EBITDA                                       $ 280,318                $  38,189
                                            ====================================


CASH FLOW                              2001              2002             2003
---------                           --------------------------------------------
Net Income                            $ 28,041         $  3,404        $ 22,957
  Depreciation                        $ 14,633         $ 18,843        $ 20,550
  Amortization                        $    208         $  1,111        $  1,861
                                    --------------------------------------------
Total Cash Flow                       $ 42,882         $ 23,558        $ 45,368
                                    ============================================
                                                                               3
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Investment Considerations
-------------------------

o Market leader in oilfield tubing and casing, coiled tubing, line pipe, coiled line pipe, couplings and other custom-engineered pipe products used in oil and natural gas exploration, production, and transmission

o Proven ability to grow, with a solid foundation for further global expansion into other valued-added oil services

o Demonstrated capability to profitably apply core strength to products, such as steel electrical conduit, tied to the general economic cycle

o    Attractive valuation relative to peer group

                                                                               4
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Leadership in Products & Services
---------------------------------

Drilling and Completion Products & Services                  Market Position (1)
                                                             -------------------
o        Coiled tubing products                                          1
o        ERW API, CSA and custom-engineered oil country                  1
         tubular goods (OCTG) in North America
o        API couplings in North America                                  1

Production Products
o        Coiled tubing products                                          1
o        ERW tubing products in North America                            3
o        Armored stainless steel umbilical tubing                        1

Transmission
o        ERW jointed line pipe (16" and under) in North                  1
         America
o        Coiled tubing line pipe                                         1

Non-Energy Products
o        Steel electrical conduit in North America                       1
o        North America HSS                                               5

(1) Management estimates as of September 30,2004
                                                                               5
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Global Reach
------------

[Picture Graphic Omitted - Picture of global land base with boxes drawn to depict areas of manufacturing, sales and/or service and world wide customer base]

o Manufacturing sales, and/or service locations in 5 countries around the world

o    74% of revenue from United States in 2004

o    Extensive worldwide customer base

                                                                               6
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Revenue Source
--------------

[Graphic Omitted - Pie chart representing revenue source: Drilling & Completion 45%; Transmission 14%; Production 3% and Non-Energy 38%]

Source: Historical Data
                                                                               7
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Growth Trends
-------------

[Graph Omitted - Tabular representation for EDGAR filing below]


Revenue
CAGR 26% (2)
                         2001        2002        2003        2004E
                    ----------------------------------------------
Organic             $ 321,932   $ 271,204  $  631,109   $ 819,130
Acquisition (1)     $ 206,674   $ 181,709  $  253,208   $ 293,311
Steel Timing                                            $ 187,559

EPS
CAGR 51% (2)
                         2001        2002        2003        2004E
                        ------------------------------------------
Organic                 $0.11      ($0.12)      $0.28       $0.53
Acquisition             $0.71       $0.21       $0.26       $2.29
Steel Timing            $0.00       $0.00       $0.00       $1.67

(1) Acquisitions are highlighted for two years including the year of purchase. Acquisitions included by year are as follows: 2001 Prudential; 2002 Prudential & Precision 2003 Precision, LTV and SeaCAT; 2004 LTV, SeaCAT and Texas Arai
(2)        Excluding effects of steel timing
(E) 2004 estimates based on current First Call consensus as of November 8, 2004

Source: Historical Data
                                                                               8
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Return on Average Stockholders' Equity
--------------------------------------
(Rolling Three-Year Average)

[Graph Omitted - Tabular representation for EDGAR filing below]

              2000          2001          2002           2003          2004E
              --------------------------------------------------------------
Percentage     4%            6%            7%             6%            14%

                                                                               9
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Drilling & Completion Products and Services
-------------------------------------------

[Graphic Omitted - picture of drilling rig with coiled tubing product shown below ground]

o    Coiled tubing drill string

o    Coiled tubing for well completion

                                                                              10
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Drilling & Completion Products and Services
-------------------------------------------

[Graphic Omitted - picture of drilling rig with tubing and casing products shown below ground]

o    Casing and tubing products with couplings

                                                                              11
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Transmission
------------

[Graphic Omitted - picture of jointed line pipe being installed and picture of coiled line pipe installation]

o    ERW jointed line pipe

o    Coiled tubing line pipe

                                                                              12
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Production Products & Services
------------------------------

[Graphic Omitted - picture of jointed tubing for well workover and picture of coiled tubing rig]

o    Coiled tubing for well workover

o    Coiled tubing repair services in U.S., Canada and Scotland

o    ERW tubing for well workover

                                                                              13
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Other Products & Services
------------------------------

[Graphic Omitted - picture of electrical conduit and certain applications]

o Major supplier of steel electrical conduit and other industrial tubing products used in new non-residential construction and other applications driven by general economic growth

                                                                              14
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Industry Trends Favor Maverick
------------------------------

o Continued strength in North American energy market for the the near to mid term

     o    New drilling and  infrastructure,  especially  in Canada

     o    Workovers - U.S. and Canada

o    Growth in LNG activity worldwide will benefit Maverick

o    Greater emphasis on offshore activity

                                                                              15
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Long-Term Oil Service Fundamentals
----------------------------------

o Worldwide oil demand to increase by 1.6% per year from 82 mb/d today to 121 mb/d in 2030

o    Worldwide natural gas demand forecast to double by 2030

o E & P expenditures in 2030 required to meet this challenge are 159% above 2004 levels (in 2004 dollars)

Source: IEA & Spears & Associates
                                                                              16
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E & P Expenditures by Region
----------------------------

                                    2004 Estimates: $160 Billion

[Graph Omitted - Tabular representation for EDGAR filing below]

         North America               48%
         South America               16%
         Europe                       6%
         Africa                       5%
         Middle East                  8%
         Far East                     11%
         China                        3%
         FSU                          3%

Source: Spears & Associates; 2005 E&P forecast to increase by 10%

                                                                              17
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Top Reserve Holders
-------------------

Top Reserve holders by Region
(x=MVK End User)

                                    Reserves
North America     Oil Liquids(Mbbl) Gas (Bcf)
-------------     ----------------- ---------
ExxonMobile                12,075     54,769 x
ChevronTexaco               8,524     19,410 x
ConnonoPhillips             5,171     16,060 x
Suncor Energy Inc           3,668        456 x
Anadarko                    1,226      7,724 x
Occidental Petroleum        2,038      2,594 x
EnCana                        957      8,411 x
CNRL                        1,481      3,823 x
Imperial Oil Ltd.           1,878      1,204 x
Burlington                    558      7,925 x
Unocal                        675      6,505 x
Devon Energy                  209      7,316 x
Husky Energy                  980      2,507 x

Latin America
-------------
PDVSA                      78,000    147,000 x
PEMEX                      17,196     14,985 x
PetroBras                   9,772     11,202 x
Ecopetrol                   1,542      4,040 x
Techint                       173      1,223

Africa
------
Nigerian National
  Petroleum Corp           25,000    159,000 x
National Oil Corp          36,000     46,400
Sonatrach                  11,314    160,000 x
Egyptian General
  Petroleum                 3,700     58,500 x
Sonangol                    5,412      1,620 x

Asia-Pacific
------------
Petronas                    7,136    112,960 x
Petro China Ltd.           10,937     41,069
Pertamina                   1,265     11,871 x
Myanmar O&G                    50     10,000
BHP Billiton                  592      5,471 x

Europe
------
OAO Gasprom                   569    988,892 x
Lukoil                     23,215     39,089 x
BP Plc.                     7,449     43,976 x
Royal Dutch/Shell           6,605     44,920 x
Total                       7,323     21,575 x
Repsol YPF                  1,882     19,942 x

Middle East
-----------
Saudi Arabian
  Petroleum Corp          259,400    243,500 x
Natioan Iranian Oil       125,800    940,000
Qatar Petroleum Corp       15,207    914,300 x
Iraq National Oil Co      115,000    110,000
Abu Dhabi National
  Oil Co                   92,200    196,100 x

Source: Oil & Gas Journal
                                                                              18
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Long-Term Corporate Goals
-------------------------

o    Have the best safety record in the oil service industry

o    Continue our history of profitable organic and strategic growth

o Expand our geographic reach and broadening our portfolio of value-added oil service products

o Consistently generate superior returns on capital employed in all of our businesses

                                                                              19
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Growth Strategy
---------------

o    Organic Growth

     o    Productivity, cost and product technology enhancements

     o    Expand existing business geographically

o    Strategic Growth

     o Capitalize on opportunities to expand geographic coverage and product range of existing businesses

     o Continue to expand the Company's offering of value-added oil service products throughout the world

                                                                              20
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Investment in Future Growth
---------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]


                    2000        2001       2002         2003        2004E
                    -----------------------------------------------------
Maintenance         $ 11        $ 19       $ 15         $ 15        $ 13
Expansion           $ 41        $  7       $  8         $  6        $  6
Acquisition         $  0        $  0       $177         $  4        $ 20
($ in millions)

(1) Excludes the $493 million acquisition of Prudential Steel Limited as a pooling of interest.

                                                                              21
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Comparative Returns on Average Equity
------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

         NSS      -28.9
         LSS      -13.8
         GRP        2.5
         GW         2.6
         FLS        5.2
         UCO        5.2
         CKH        5.8
         CDIS       5.9
         KEG        6.2
         MVK        6.3
         VRC        8.8
         NOI        9.3
         TTI       10.3
         SPN       11.6
         OII       12.0
         UNT       12.3
         OIS       12.8
         WHQ       13.0
         OLG       13.1
         FTI       14.3
         HYDL      14.9
         CRR       16.5

Source: Annualized 3-year average 2001-2003 as calculated by management
                                                                              22
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Comparative Market Valuation
----------------------------
(Forward P/E Ratio based on 2005 consensus earnings)

[Graph Omitted - Tabular representation for EDGAR filing below]

         NSS        7.0
         LSS        7.6
         MVK        9.2
         OLG       13.3
         UNT       14.3
         FLS       14.5
         OIS       14.8
         SPN       14.9
         UCO       16.1
         CDIS      17.0
         OII       17.7
         NOI       17.9
         KEG       18.3
         TTI       18.6
         WHQ       18.6
         VRC       18.9
         FTI       19.0
         HYDL      19.6
         GRP       20.8
         GW        21.5
         CRR       25.1
         CKH       34.1

Source: biz.yahoo.com as of November 8, 2004

                                                                              23
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Year-To-Date Overview
---------------------

     ($ in Millions)                 3Q 2004    % Inc.    3Q 2003
                                   ---------    ------    -------

     North American Rig Count          1,555        6%      1,471

     Revenues                        $ 1,060       65%    $   641
       Energy Products               $   659       49%    $   443
       Industrial Products           $   401      103%    $   198

     Operating Income                $   260    1,138%    $    21
       Op. Margin %                     24.6%                3.3%

     EPS                             $  3.64    1,417%    $  0.24

     EBITDA                          $   280      637%    $    38
       EBITDA Margin %                    26%                  6%

                                                                              24
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Segment Operating Results
-------------------------
[Graph Omitted - Tabular representation for EDGAR filing below]

                     Energy Products        Industrial Products
                     ---------------        -------------------
Revenues               $  659                    $  402

Operating Margins          20%                       32%


Nine months ended September 30, 2004

                                                                              25
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Balance Sheet Summary
---------------------


                        9/30/2004              12/31/2003
                      -----------           -------------
Cash Availablility      $  72,030               $  29,202

Revolver Balance        $  67,591               $  50,213
Other Debt Balance      $ 126,368               $ 127,742
Net Debt                $ 121,929               $ 148,753

Stockholders' Equity    $ 550,375               $ 384,798

Leverage Ratio               18.1%                   27.9%

                                                                              26
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Growing Cash Flow Generation
----------------------------
Graph Omitted - Tabular representation for EDGAR filing below]


                    2001        2002       2003         2004E
                    -----------------------------------------
Cash Flow (1)       $ 43        $ 24       $ 45         $215
Total CAPEX (2)     $ 26        $ 23       $ 21         $ 22 (2)

(1)  Cash flow  represents net income plus  depreciation  and  amortization
(2)  Excluding any conduit consolidation capital expenditures
(E)  2004 Estimates based on First Call consensus as of November 8, 2004

                                                                              27
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Why Maverick?
------------

o Market share leader in key segments of the oil service industry, with contributing revenues and earnings from non-energy products

o    Proven ability to profitably grow during all phases of the energy cycle

o Solid foundation and financial capacity to continue our organic growth and global expansion into other value-added oil services

o    MVK is attractively valued relative to our mid-cap oil service peers

                                                                              28
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                                     [LOGO]

                            MAVERICK TUBE CORPORATION

                              www.mavericktube.com

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